UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): February 6, 2025

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Director
On February 6, 2025, the Board of Directors of DTE Energy Company (DTE Energy or the Company) elected a new director, Cassandra Santos. Ms. Santos is Chief Technology Officer of Caliber Collision Centers. The Board of Directors determined that Ms. Santos is an independent director under New York Stock Exchange listing standards and the Company's Categorical Standards for Director Independence. There is no arrangement between Ms. Santos and any person pursuant to which she was selected as a director. Ms. Santos is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.
Ms. Santos will receive 1,000 shares of restricted stock upon her commencement of service as a director pursuant to the Company's Long-Term Incentive Plan. The shares vest three years from February 6, 2025, the effective date of the grant, and the recipient is not required to pay any consideration. Ms. Santos will also participate in the Company's other compensation and benefit programs for non-employee directors which are described on pages 23-24 of the Company's 2024 Proxy Statement and Notice of Annual Meeting which was filed with the Securities and Exchange Commission on March 7, 2024.
A copy of the Company's press release announcing Ms. Santos's election is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release of DTE Energy Company dated February 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2025

DTE Energy Company
(Registrant)

/s/Lisa A. Muschong
Lisa A. Muschong
Vice President, Corporate Secretary and Chief of Staff